Disclosure Related to the Class R Shares of
The Vest Family of Funds

(the “Vest Funds”)

Vest US Large Cap 10% Buffer Strategies Fund Class R Shares (BURGX)	Vest US Large Cap 20% Buffer Strategies Fund Class R Shares (ENGRX)

Vest S&P 500® Dividend Aristocrats Target Income Fund Class R Shares (KNGRX)	Vest Bitcoin Strategy Managed Volatility Fund Class R Shares (BTCRX)

Supplement dated October 10, 2025
to the Prospectus, Summary Prospectuses and SAI dated February 28, 2025
(as supplemented from time to time)

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation of the Class R Shares for the Vest US Large Cap 10% Buffer Strategies Fund, the Vest US Large Cap 20% Buffer Strategies Fund, the Vest S&P 500® Dividend Aristocrats Target Income Fund and the Vest Bitcoin Strategy Managed Volatility Fund (the “Vest Funds”), each a series of the Trust (the “Liquidation”). The Liquidation is expected to be effective on or about October 30, 2025. This date may be changed without notice at the discretion of the Trust’s officers.

Pursuant to the Liquidation, all shareholders of Class R Shares will be redeemed in an amount equal to the net asset value of their Fund shares, subject to any required withholdings, if any, on or prior to October 30, 2025.

You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the Liquidation that are relevant to your specific situation.

If you have questions regarding this Liquidation, please contact your financial advisor directly or call the Vest Funds toll-free at 1-855-505-VEST (8378).

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This Supplement and the existing Prospectus, Summary Prospectuses and Statement of Additional Information (SAI) provide relevant information for all shareholders and should be retained for future reference. The Prospectus, Summary Prospectuses and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Vest Funds toll-free at 1-855-505-VEST (8378).